UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2004
(Date of earliest event reported)

U.S. PREMIUM BEEF, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-115764	20-1057414

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive Kansas City, Missouri 64163

(Address of principal executive offices)

Registrant’s telephone number, including area code: (816) 713-8800

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 5. Other Events.

     U.S. Premium Beef, Ltd., a Kansas cooperative, announced today that at a meeting held on August 18, 2004, its shareholders approved the merger of the cooperative into a wholly—owned subsidiary, U.S. Premium Beef, Inc., a Delaware corporation, with the merger to be effective as of the end of the cooperative’s current fiscal year. The Delaware corporation will then, in a statutory conversion authorized under Delaware law, convert into a Delaware limited liability company. The necessary state filings to complete the restructuring will be made in the next few days. Following the effective date of the merger and the statutory conversion, the business of the cooperative will be continued in the limited liability company form of business organization. A copy of the press release announcing the vote of the cooperative’s shareholders is incorporated herein by reference and attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (a)   Financial Statements: Not Applicable.

     (b)   Pro Forma Financial Information: Not Applicable.

     (c)   Exhibits:

     Exhibit 99.1 Press Release, dated August 20, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PREMIUM BEEF, INC.
Dated: August 20, 2004	By /s/ Steven D. Hunt
Steven D. Hunt, Chief Executive Officer

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